UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
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DATE OF REPORT (Date of earliest event reported): AUGUST 25, 2006
QUANTA SERVICES, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13831 (Commission File No.)	74-2851603 (IRS Employer Identification No.)
1360 Post Oak Boulevard, Suite 2100
Houston, Texas 77056
(Address of principal executive offices, including ZIP code)
(713) 629-7600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
     On August 25, 2006, Potelco Industries, L.P. (“Potelco Industries”) entered in a stock trading plan intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Plan”). Gary A. Tucci, a director of Quanta Services, Inc. (the “Company”), is the general partner of Potelco Industries and the beneficial owner of all the shares of the Company’s common stock held by Potelco Industries. Under the terms of the Plan, Mr. Tucci, as general partner of Potelco Industries, will sell up to 463,300 shares of the Company’s common stock at or above a specified market price. The Plan became effective on August 29, 2006 and, unless earlier terminated in accordance with the terms of the Plan, shall generally remain effective until August 25, 2007. Mr. Tucci has informed the Company that he will publicly disclose any sales made under the Plan through appropriate filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 6, 2006

QUANTA SERVICES, INC.
By:	/s/ TANA L. POOL
	Name:	Tana L. Pool
	Title:	Vice President - General Counsel